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                                                     Deutsche Asset Management


Morgan Grenfell Investment Trust
Investment Class and Institutional Class
Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond and High Yield Bond

Supplement dated August 24, 2000 to Prospectuses dated February 28, 2000

The following supplements the "Principal Investments" section in the prospectuses for Short-Term Fixed Income:

The Fund may invest up to 40% of its total assets in asset-backed securities.

The following replaces the "Dividends and Distributions" section in each Fund's prospectuses:

The Fund's policy is to distribute to shareholders substantially all of its net investment income and net capital gains in the form of income and capital gains dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains dividends will be paid at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

              Please Retain This Supplement for Future Reference

SUPPFIXED (8/00)

CUSIPs:
61735K760       61735K828        61735K646        61735K810        61735K794
61735K836       61735K596        61735K737        61735K729



                                                       A Member of the
                                                       Deutsche Bank Group [/]